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                                                                    EXHIBIT 99.2

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
PennCorp Financial Group, Inc.:

We consent to the use of our reports on PennCorp Financial Group, Inc. and subsidiaries included herein.



                                        KPMG PEAT MARWICK LLP




Raleigh, North Carolina
March 3, 1998